EXHIBIT  32.1

                            CERTIFICATION  PURSUANT  TO
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002
                            (18  U.S.C.  SECTION  1350)

Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Xtreme Companies, Inc., a Nevada corporation (the
"Company"),  does  hereby  certify,  to  such  officer's  knowledge,  that:
The Quarterly Report for the quarter ended September 30, 2004 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Kevin  Ryan
--------------------------------------
Kevin  Ryan
President  and  Chief  Executive  Officer
Dated:  November  23,  2004

/s/  Barrett  Evans
--------------------------------------
Barrett  Evans
Interim  Chief  Financial  Officer  and  Principal  Accounting  Officer
Dated:  November  23,  2004